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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 19, 2006


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

     On July 19, 2006, the Compensation Committee of the Board of Directors of American International Group, Inc. (AIG) approved changes to the vesting period in the AIG Senior Partners Plan, which was originally adopted by the Compensation Committee on November 30, 2005, and filed as Exhibit 10(72) to AIG's Annual Report on Form 10-K for the year ended December 31, 2005. The amended and restated AIG Senior Partners Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            (b) On July 19, 2006, American International Group, Inc. (AIG) was notified by Pei-yuan Chia, a director of AIG, of his intention to resign from the Board of Directors as of September 30, 2006.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

            (d) Exhibits.

            Exhibit 10.1 AIG Senior Partners Plan.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: July 21, 2006                     By /s/ KATHLEEN E. SHANNON
                                       ------------------------------------
                                       Name:  Kathleen E. Shannon
                                       Title: Senior Vice President
                                              and Secretary